CONVERTIBLE DEBENTURE	12 Months Ended
Dec. 31, 2013
CONVERTIBLE DEBENTURE [Abstract]
CONVERTIBLE DEBENTURE

NOTE 3: - CONVERTIBLE DEBENTURE

On January 26, 2012, the Company entered into a Secured Loan Agreement, pursuant to which on January 27, 2012, the Company sold and issued a $1,750 senior secured debenture (the "Debenture") with a maturity date of January 26, 2013 and accrued interest at a rate between 10% and 18%. On March 15, 2012, an aggregate of $300 in principal amount of the Debenture became convertible into the Company's Ordinary Shares at a conversion price of $1.416 per share. The Debenture was secured by a security interest in all of the Company's current and future assets and any current or future subsidiary.

On June 21, 2012, the Company entered into an agreement and release with the Debenture holders, pursuant to which the Company prepaid an aggregate of $1,450 in principal and $288 in interest and the Debenture holders agreed to convert the remaining $300 in principal into Ordinary Shares no later than July 31, 2012, according to the original conversion terms. Such conversion occurred on July 27, 2012. Following the prepayment of the $1,450 in principal and $288 in interest, all of the Company's obligations (other than the obligation to convert the remaining $300 in principal into Ordinary Shares) were satisfied and terminated and the security interest in all of the Company's assets terminated. The agreement also contained a mutual release and discharge of future claims.

The Company accounted for the convertible debenture under ASC 470-20, "Debt with Conversion and Other Options". ASC 470-20 requires companies first allocate the proceeds to freestanding liability instrument, with its embedded conversion feature that are measured at fair value at each reporting date, based on their fair value (valued as level 3 in accordance with ASC 820). The remaining proceeds are then allocated to the convertible debt.

Embedded derivatives were separated from the loan and are bifurcated based on their fair value and re-measured on each reporting date.

The embedded conversion feature was calculated on the commitment date and amortized using the effective rate method. The Company computed the fair value of the conversion feature using the Black-Scholes model. The following are the key assumptions used in connection with this computation:

Issuance date
Risk-free interest rate (1)	0.9%
Expected volatility (2)	136%
Expected life (in years) (3)	1.0
Expected dividend yield (4)	0%

1)	Risk-free interest rate - based on yield rates of non-index linked U.S. Federal Reserve treasury bonds.
2)	Expected volatility - was calculated based on actual historical stock price movements of the Company over a term that is equivalent to the expected term of the conversion option.
3)	Expected life - the expected life was based on the maturity date of the conversion option.
4)	Expected dividend yield - was based on the fact that the Company has not paid dividends to its shareholders in the past and does not expect to pay dividends to its shareholders in the future.

On July 27, 2012, the Company issued 211,865 Ordinary Shares, following the conversion of the remaining $300, in principal amount of the Debenture. As a result of the amortization of the discount and the changes of the fair value of the embedded conversion feature in the convertible debenture described above, the Company recorded an expense of $1,547 and an interest expense of $288, as of December 31, 2012, which were attributed to financial expenses.